UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2011

AMICO GAMES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53711	98-0579264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2nd Floor, Zhonhshan Avenue No. 238, Tianhe District, Guangzhou, Canton Province, China 51030
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 86 20 8556 2666

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 19, 2011, we accepted the resignations from Chan Pui Ling and Tian Yuan as directors of our company. Ms. Chan’s and Mr. Tian’s resignations were not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.  We also decreased the number of directors on our board of directors to one (1).

Our board of directors consists solely of Carter Jun Ho.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICO GAMES CORP.

/s/ Peter Liu
Peter Liu
President and Chief Executive Officer
Date: October 25, 2011